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                                                                   EXHIBIT 10.44
                                    AMENDMENT

                                     TO THE

                           EMPLOYEES' RETIREMENT PLAN
                                 OF AMETEK, INC.

                                 AMENDMENT NO. 2


         WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1998; and

         WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: A new Appendix XXXI is hereby added to the Plan, to read in its entirety as follows:

                                  APPENDIX XXXI

                     SPECIAL PROVISIONS RELATING TO CERTAIN
                EMPLOYEES OF THE TEST AND CALIBRATION INSTRUMENTS
                            DIVISION OF AMETEK, INC.
           ----------------------------------------------------------

                  1. Those employees of Test and Calibration Instruments, a division of AMETEK, Inc., who are already Participants in the Plan as of December 31, 1998 shall be eligible to remain Participants under the Plan in accordance with and subject to the provisions in the Plan, after the absorption of Mansfield and Green, a division of AMETEK, Inc., by John Chatillon & Sons, Inc., a subsidiary of AMETEK, Inc., on January 1, 1999.

                  2. Except to the extent set forth above, defined terms used in this Appendix XXXI shall have the same meaning as used in the Plan.




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         SECOND: The provisions of this Amendment No. 2 shall be effective as of
January 1, 1999.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed in its corporate name, by its duly authorized officer on this 30th day of November, 1998.


                                         AMETEK, Inc.



                                         By:  /s/ Donna F. Winquist
                                             --------------------------

Attest:

/s/ Kathryn E. Londra
----------------------